                                                                   Exhibit 10.12

                               WAIVER AGREEMENT

        WAIVER AGREEMENT dated as of June 26, 1995 between MERCOM, INC., a Delaware corporation (the "Borrower"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York State banking corporation (the "Bank").

        WHEREAS, the Borrower and the Bank entered into a Credit Agreement dated as of November 26, 1989 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

        WHEREAS, the Credit Agreement has been previously amended by an amendment agreement dated as of November 26, 1989, two amendment agreements, each dated as of April 5, 1990, and amendment agreements dated as of December 22, 1992, December 15, 1993 and December 23, 1994; and

        WHEREAS, the Borrower wishes the Bank to waive compliance with certain provision of the Credit Agreement in the manner herein set forth and the Bank is willing to so waive such provision of the Credit Agreement;

        NOW THEREFORE, the parties hereto agree as follows:

        Section 1. Waiver of Credit Agreement
                   --------------------------

        The Bank hereby waivers compliance with Sections 2.9(c) and 2.9(d) of the Credit Agreement in order to permit the Borrower to repay on June 30, 1995 a principal amount of the outstanding Loan equal to $346,333 (together with accrued interest thereon); provided, that in the event the Borrower's proposed
                          --------
rights offering, pursuant to the Borrower's Amendment No. 1 to Registration Statement on Form S-3, dated June 14, 1995, as filed with the Securities and Exchange Commission (as such Registration Statement may be further amended), shall not be effective as of August 31, 1995, the Borrower shall repay on August 31, 1995 a principal amount of the outstanding Loan equal to $540,667 (together with accrued interest thereon).

        Section 2. Miscellaneous
                   -------------

        (a) Terms not defined herein are used as defined in the Credit
Agreement.

        (b) This Waiver Agreement shall be effective as of the date hereof upon receipt by the Bank of (i) a copy of this Waiver Agreement duly executed on behalf of the Borrower and (ii) a certificate of a duly authorized officer of the Borrower dated as of the date of the delivery of this Waiver Agreement to the Bank to the effect that (1) no Default or Event of Default has occurred and is continuing and (2) the representations and warranties contained in the Credit Agreement are true with the same force and effect as if made on the date of such certificate.
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        (c) This Waiver Agreement shall not constitute a waiver of any other provision of the Credit Agreement not expressly referred to herein, and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Bank. Except as expressly waived hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

        (d) This Waiver Agreement may be executed by the parties hereto in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

        (e) This Waiver Agreement shall be governed by and construed in accordance with the law of the State of New York.

        IN WITNESS WHEREOF, the parties hereto have caused this Waiver Agreement to be duly executed as of the day first above written.

                                          MERCOM, INC

                                          By:  /s/ Bruce Godfrey
                                             -----------------------------------
                                             Title: Executive Vice President
                                                     and Chief Financial Officer



                                          MORGAN GUARANTY TRUST COMPANY
                                             OF NEW YORK

                                          By:  /s/ Eugenia Wilds
                                             -----------------------------------
                                             Title:  Vice President





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